Securities, 424I - Securities, 424I: 1	Sep. 28, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common Shares of Breakwave Dry Bulk Shipping ETF & Breakwave Tanker Shipping ETF
Aggregate Sales Price	$ 135,572,882.00
Aggregate Redeemed or Repurchased, FY	236,784,973.00
Aggregate Redeemed or Repurchased, Prior FY	27,168,894.00
Redemption Credits	(128,380,985.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00
Fee Note